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O|
F|        Province of British Columbia  Ministry of Energy Mines and
F|                                      Petroleum Resources
I|
C|            RECORD OF 4 POST CLAIM  --- MINERAL TENURE ACT
E|                              (Section 23)
 |
U|  ____________________________    Tenure No. __________________________
S|          Mining Division
E|
 |
 |DO NOT WRITE
 |IN THIS
 |SHADED AREA  _________________    Date of Record _________________, 19 __
 |             Gold Commissioner
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        |
        |                    PLEASE PRINT CLEARLY
        |
APPLI-  |  I, Ed McCrossan            AGENT FOR     self
CATION  |     ---------------------             ----------------------------
TO      |       Name of Locator                            Name
RECORD  |
A       |   204 - 1225 Barclay St
4 POST  |   -----------------------             ----------------------------
CLAIM   |         Address                               Address
        |
        |   Vancouver, BC
        |   -----------------------             ----------------------------
        |
        |   V6E 1H5        681-7362
        |   -----------------------             ----------------------------
        |   Postal Code   Telephone             Postal Code        Telephone
        |
        |   Client No.    117416                Client No.
        |              ------------                        -----------------
        |
        |   hereby apply for a record of a 4 post claim for the location as
        |   outlined on the attached copy of mineral titles reference
        |
---------   map No.  92L05E & 5W   , in the Nanaimo       Mining Division.
 |                 ----------------         -------------
 | ACCESS   Describe how you gained access to the location; include references
A|          to roads, trails, topographic features, permanent landmarks and a
C|          description of the legal post location.
C|
E|          ROAD ACCESS VIA WESTER FOREST PRODUCTS LOGGING ROADS LOCATED WEST
S|          -----------------------------------------------------------------
S|          OF PORT ALICE AND SOUTHEAST OF MAHATTA CK.  LCP LOCATED 20 METRES
 |          -----------------------------------------------------------------
 |          NORTH OF THE NORTH MAIN ROAD AND APPROX. 800 METRES NORTHEAST OF
 |          -----------------------------------------------------------------
 |          JUNCTION WITH THE J MAIN ROAD.
 |          -----------------------------------------------------------------
 |
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 |
 |          I have securely fastened the     IDENTIFICATION POSTS NOT PLACED
 |          the metal identification tag     were   4N4W
 |          embossed "LEGAL CORNER POST"          ---------------------------
 |          to the legal corner post (or
T|          witness post*) and impressed     --------------------------------
A|          this information on the tag:
G|                                           because of logged and densely
 |          LEGAL CORNER POST                        ------------------------
I|           TAG No. 239638                  reforested area and eye injury.
N|                  -------                  --------------------------------
F|                                           *If a witness post was placed for
O|      CLAIM NAME      QUEEN                the legal corner post:
R|                 ---------------------     Bearing from witness post to true
M|      LOCATOR  Ed McCrossan                position of legal corner post is
A|               -----------------------     __________ degrees,
T|        FMC No.   117416                   at a distance of _______ metres.
I|               -----------------------     Bearing from identification post
O|      AGENT FOR    self                    to witness post _______________
N|               -----------------------     degrees, at a distance of _____
 |        FMC No.                            Metres.
 |               -----------------------
 |     DATE COMMENCED  SEP 22/00             NOTE:  Legal corner post can be
 |                    ------------------     witnessed only if it was not
 |       TIME      8AM                       feasible to place any posts.
 |            --------------------------
 |     DATE COMPLETED   SEP 24/00
 |                    ------------------
 |       TIME      6PM
 |            --------------------------
 |
 |          NUMBER OF CLAIM UNITS                            380883
 |     N    5  S       E       W   4            |----------------------------
 |      ------  ------  ------  ------          |                           |
 |                                              |                           |
------------------------------------------------|                           --
 |                                              |       SUB-RECORDER        |
 |     I have complied with all the terms       |         RECEIVED          |
A|     and conditions of the Mineral Tenure     |                           |
C|     Act and Regulation pertaining to the     |       OCT 2 - 2000        |
K|     location of 4 post claims and have       |                           |
N|     attached a plan of the location on       |    M.R. #  4   $ 200.00   |
O|     which the positions of the legal         |          ------  ------   |
W|     corner post and all corner posts         |                           |
L|     (and witness and identification posts    |      VANCOUVER, B.C.      |
E|     if applicable) are indicated.            |        ----               |
D|                                              |                           |
G|     Do you intend to extract Industrial      |                           |
E|     Minerals from this tenure?               |                           |
M|     Yes [   ]   No [  / ]                    |                           |
E|                                              |                           |
N|                                              |                           |
T|     /s/ Ed McCrossan                         |                           |
 |     -----------------------------------      |                           |
 |     Signature of Locator                     |     RECORDING STAMP       |
 |                                              -----------------------------
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